Exhibit 10.32

REGISTRATION RIGHTS AGREEMENT

by and among

AMERICOLD REALTY TRUST

and

YUCAIPA CORPORATE INITIATIVES FUND I, LP

YUCAIPA AMERICAN ALLIANCE FUND I, LP

YUCAIPA AMERICAN ALLIANCE (PARALLEL) FUND I, LP

YUCAIPA AMERICAN ALLIANCE FUND II, L.P.,

and

YUCAIPA AMERICAN ALLIANCE (PARALLEL) FUND II, L.P.,

Dated as of     , 2010

TABLE OF CONTENTS

1.	Certain Definitions		1

2.	Demand Registrations		3

	(a)	Right to Request Registration	3

	(b)	Number of Demand Registrations	3

	(c)	Participation Rights of Holders	3

	(d)	Priority on Demand Registrations	3

	(e)	Restrictions on Demand Registrations	4

	(f)	Selection of Underwriters	4

	(g)	Other Registration Rights	5

	(h)	Effective Period of Demand Registrations	5

3.	Piggyback Registrations		5

	(a)	Right to Piggyback	5

	(b)	Priority on Primary Piggyback Registrations	5

	(c)	Priority on Secondary Registrations	6

	(d)	Selection of Underwriters	6

	(e)	Other Registration Rights	6

4.	S-3 Registrations		6

	(a)	Right to Request Registration	6

	(b)	Priority on Shelf Takedowns	7

	(c)	Selection of Underwriters	7

	(d)	Other Registration Rights	7

5.	Holdback Agreements		7

6.	Registration Procedures		8

7.	Registration Expenses		12

8.	Indemnification		13

9.	Participation in Underwritten Registrations		14

10.	Rule 144		15

11.	Miscellaneous		15

	(a)	Notices	15

	(b)	No Waivers	16

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(c)	Expenses	16

(d)	Successors and Assigns	16

(e)	Governing Law	16

(f)	Jurisdiction	16

(g)	Waiver of Jury Trial	16

(h)	Counterparts; Effectiveness	16

(i)	Entire Agreement	17

(j)	Captions	17

(k)	Severability	17

(l)	Amendments	17

(m)	Equitable Relief	17

(n)	Construction	17

ii

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is made and entered into as of     , 2010, by and among Americold Realty Trust, a Maryland real estate investment trust (the “Company”), and Yucaipa Corporate Initiatives Fund I, LP (“YCI”), Yucaipa American Alliance Fund I, LP, a Delaware limited partnership (“YAAF I”), Yucaipa American Alliance (Parallel) Fund I, LP, a Delaware limited partnership (“YAAF I-P”), Yucaipa American Alliance Fund II, L.P., a Delaware limited partnership (“YAAF II”), and Yucaipa American Alliance (Parallel) Fund II, L.P., a Delaware limited partnership (“YAAF II-P” and together with YAAF II, YAAF I-P, YAAF I and YCI, the “Investors”).

WHEREAS, the Investors own Common Shares (as hereinafter defined) and certain of the Investors own Warrants (as hereinafter defined); and

WHEREAS, the Company desires to grant registration rights to the Investors on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, the parties agree as follows:

1.             Certain Definitions.

In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

“Affiliate” of any Person means any other Person which directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) as used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” means this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Registration Rights Agreement as the same may be in effect at the time such reference becomes operative.

“Blackout Period” has the meaning set forth in Section 6(f) hereof.

“Common Shares” means the common shares of beneficial interest of the Company.

“Company” has the meaning set forth in the introductory paragraph.

“Delay Period” has the meaning set forth in Section 2(e) hereof.

“Demand Registration” has the meaning set forth in Section 2(a) hereof.

“Demand Registration Statement” has the meaning set forth in Section 2(a) hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Form S-3” means a registration statement on Form S-3 under the Securities Act or such successor form thereto permitting registration of securities under the Securities Act.

“Holder” means each Investor to the extent that such Investor is the holder of record of Registrable Common Shares.

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, governmental entity or any other entity.

“Piggyback Registration” has the meaning set forth in Section 3(a) hereof.

“Prospectus” means the prospectus or prospectuses included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Common Shares covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.

“Registrable Common Shares” means any Common Shares held by a Holder, including but not limited to any Common Shares issued to a Holder from time to time upon exercise of the Warrants, and any securities of the Company issued or issuable with respect to such Common Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

“Registration Expenses” has the meaning set forth in Section 7(a) hereof.

“Registration Statement” means any registration statement of the Company which covers any of the Registrable Common Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement or Prospectus, including post-effective amendments, all exhibits and all materials incorporated by reference in such Registration Statement or Prospectus.

“S-3 Registration” has the meaning set forth in Section 4(a) hereof.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Suspension Notice” has the meaning set forth in Section 6(f) hereof.

“Termination Date” means the date upon which all the Registrable Common Shares may be sold in any three-month period without restriction or limitation.

“Warrants” means that certain Common Share Purchase Warrant, dated as of December 10, 2009, issued by the Company in favor or YAAF II, and that certain Common Share Purchase Warrant, dated as of December 10, 2009, issued by the Company in favor of YAAF II-P.

“underwritten offering” means a registered offering in which securities of the Company are sold to underwriters for reoffering to the public.

2.             Demand Registrations.

(a)           Right to Request Registration.  Subject to the provisions hereof, one or more Holders may at any time request registration for resale under the Securities Act of all or a portion of the Registrable Common Shares that such Holder holds or has the right to acquire by exercise of the Warrants separate from an S-3 Registration (a “Demand Registration).  Subject to Section 2(e) below, the Company shall use its reasonable best efforts (i) to file a Registration Statement (a “Demand Registration Statement”) registering for resale such number of Registrable Common Shares as requested to be so registered within 30 days of a Holder’s request therefor and (ii) to cause such Demand Registration Statement to be declared effective by the SEC as soon as practicable thereafter.

(b)           Number of Demand Registrations.  Subject to the limitations of Section 2(a), the Holders shall be entitled to request an aggregate of two Demand Registrations in any twelve-month period.  A Registration Statement shall not count as a Demand Registration for purposes of the foregoing sentence unless and until it has become effective and the Holder(s) requesting such Demand Registration are able to register and sell at least 50% of the Registrable Common Shares requested to be included in such registration.

(c)           Participation Rights of Holders.  Whenever the Company shall be requested by one or more Holders to effect a Demand Registration pursuant to Section 2(a) hereof, the Company shall promptly (but not later than 5 days after receiving such request) give written notice of such requested Demand Registration to each other Holder that has provided contact information to the Company prior thereto.  Such notice shall inform Holders that they have 10 days to notify the Company in writing as provided in Section 11(a) hereof that they wish to participate in such proposed Demand Registration.  The Company shall include in such Demand Registration the number of Common Shares of any Holder who irrevocably notifies the Company on or prior to such 10th day that the Holder has elected to include such Common Shares in such Demand Registration.

(d)           Priority on Demand Registrations.  The Company may include Common Shares other than Registrable Common Shares in a Demand Registration on the terms provided below, and, if such Demand Registration is an underwritten offering, only with the consent of the managing underwriters of such offering. If the managing underwriters of the requested Demand Registration advise the Company and the Holder(s) requesting such Demand Registration that in their opinion the number of Common Shares proposed to be included in the Demand Registration exceeds the number of Common Shares which can be sold in such underwritten offering and/or the number of Common Shares proposed to be included in such registration would adversely affect the price per share of the Registrable Common Shares proposed to be sold in such underwritten offering, the Company shall include in such Demand Registration (i) first, the Common Shares that the Holder(s) requesting such Demand Registration propose to sell, and (ii) second, the Common Shares proposed to be included therein by any other Person (including Common Shares to be sold for the account of the Company and/or other holders of Common Shares) allocated among such other Persons in such manner as they may agree.

(e)           Restrictions on Demand Registrations.  The Company shall not be obligated to effect any Demand Registration on behalf of a Holder within six months after the effective date of any Demand Registration, S-3 Registration or Piggyback Registration wherein such Holder was permitted to register, and actually sold, at least 50% of the Registrable Common Shares requested to be included therein.  The Company may (i) withdraw a Registration Statement previously filed (but not declared effective) pursuant to a Demand Registration or postpone for up to 90 days the filing of a Registration Statement for a Demand Registration if, based on the good faith judgment of the Company, such postponement or withdrawal would avoid premature disclosure of a matter the Company has determined would not be in the best interest of the Company to be disclosed at such time or (ii) postpone the filing of a Demand Registration in the event the Company shall be required to prepare audited financial statements as of a date other than its fiscal year end (unless the Holder(s) requesting such registration agree to pay the reasonable expenses of such an audit); provided, however, that in no event shall the Company withdraw a Registration Statement under clause (i) after such Registration Statement has been declared effective; and provided, further, however, that in any of the events described in clauses (i) or (ii) above, the Holder(s) requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations. The Company shall provide written notice to the Holder(s) requesting a Demand Registration of (x) any postponement or withdrawal of the filing or effectiveness of a Registration Statement pursuant to this Section 2(e), (y) the Company’s decision to file or seek effectiveness of such Registration Statement following such withdrawal or postponement and (z) the effectiveness of such Registration Statement, which notice, if it relates to clause (x), shall include the reasons therefor if the Holder(s) requesting such Demand Registration shall have previously executed a confidentiality agreement satisfactory to the Company in respect thereof. The Company may defer the filing of a particular Registration Statement pursuant to this Section 2(e) only once during any six-month period.  The period during which filing or effectiveness is so postponed hereunder is referred to as a “Delay Period.”

(f)            Selection of Underwriters.  If any of the Registrable Common Shares covered by a Demand Registration or S-3 Registration are to be sold in an underwritten offering, the Holders will select the managing underwriter or underwriters to administer the offering from the list of investment banks set forth on Schedule I.  The list of investment banks on Schedule I may be amended from time to time by mutual agreement of the Holders and the Company.  Any additional underwriters shall be selected by mutual agreement of the Holders, on the one hand, and the Company, on the other hand.

(g)           Other Registration Rights.  The Company shall not, without the consent of the Holders, grant to any Person the right to request the Company (i) to register any Common Shares in a Demand Registration unless such rights are consistent with the provisions hereof, or (ii) to register any securities of the Company (other than Common Shares) in a Demand Registration.

(h)           Effective Period of Demand Registrations.  Upon the date of effectiveness of any Demand Registration for an underwritten offering contemplated to be consummated at the time of effectiveness of the Demand Registration, the Company shall use its reasonable best efforts to keep such Demand Registration Statement effective for a period equal to 15 business days from such date or such shorter period which shall terminate when all of the Registrable Common Shares covered by such Demand Registration have been sold pursuant to such Demand Registration. If the Company shall withdraw any Demand Registration pursuant to Section 2(e) or issue a Suspension Notice pursuant to Section 6(f) within such 15 business day period and before all of the Registrable Common Shares covered by such Demand Registration have been sold pursuant thereto, the Holder(s) requesting such Demand Registration shall be entitled to a replacement Demand Registration which shall be subject to all of the provisions of this Agreement.

3.             Piggyback Registrations.

(a)           Right to Piggyback.  Whenever the Company proposes to register any of its Common Shares under the Securities Act (other than a registration statement on Form S-8 or on Form S-4 or any similar successor forms thereto), whether for its own account or for the account of one or more shareholders of the Company and the form of registration statement to be used may be used for any registration of Registrable Common Shares (a “Piggyback Registration”), the Company shall give prompt written notice (in any event no later than 10 days prior to the filing of such registration statement) to the Holders of its intention to effect such a registration and, subject to Section 3(b), shall include in such registration statement all Registrable Common Shares with respect to which the Company has received written requests for inclusion therein from the Holders within 8 days after the Holders’ receipt of the Company’s notice. The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion.  A Piggyback Registration shall not be considered a Demand Registration for purposes of Section 2 of this Agreement or an S-3 Registration for purposes of Section 4 of this Agreement.

(b)           Priority on Primary Piggyback Registrations.  If a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company and the managing underwriters advise the Company and the Holders (if any Holders have elected to include Registrable Common Shares in such Piggyback Registration) that in their opinion the number of Common Shares proposed to be included in such registration exceeds the number of Common Shares which can be sold in such offering and/or that the number of Common Shares proposed to be included in any such Piggyback Registration would adversely affect the price per share of the Common Shares to be sold in such offering, the Company shall include in such registration (i) first, the Common Shares that the Company proposes to sell in such offering, (ii) second, the Common Shares requested to be included in such offering by the Holders, pro rata among the participating Holders on the basis of the number of Common Shares requested to be included therein by each participating Holder or as the participating Holders may otherwise agree, and (iii) third, the Common Shares that any other holders of Common Shares propose to sell in such offering.

(c)           Priority on Secondary Registrations.  If a Piggyback Registration is initiated as an underwritten registration on behalf of a holder of Common Shares other than Registrable Common Shares, and the managing underwriters advise the Company that in their opinion the number of Common Shares proposed to be included in such Piggyback Registration exceeds the number of Common Shares that can be sold in such offering and/or that the number of Common Shares proposed to be included in any such registration would adversely affect the price per share of the Common Shares to be sold in such offering, then the Company shall include in such registration (i) first, the Common Shares requested to be included therein by the holder(s) requesting such registration, (ii) second, the Common Shares requested to be included therein by the Holders, pro rata among the participating Holders on the basis of the number of Common Shares requested to be included therein by the participating Holders or as the participating Holders may otherwise agree, and (iii) third, the number of Common Shares that the Company and any other holders of Common Shares propose to sell in such offering.

(d)           Selection of Underwriters.  If any Piggyback Registration is initiated as a primary underwritten offering, the Company shall have the right to select the managing underwriter or underwriters to administer any such offering.

(e)           Other Registration Rights.  The Company shall not, without the consent of the Holders, grant to any Person the right to request the Company to register any Common Shares in a Piggyback Registration unless such rights are consistent with the provisions hereof.

4.             S-3 Registrations.

(a)           Right to Request Registration.  At any time that the Company is eligible to use Form S-3 or any successor form thereto, each Holder shall be entitled to request that the Company file a Registration Statement on Form S-3 or any successor form thereto for a public offering of all or any portion of the Registrable Common Shares pursuant to Rule 415 promulgated under the Securities Act or otherwise. Upon such request, the Company shall use its reasonable best efforts (i) to file a Registration Statement covering the number of Registrable Common Shares specified in such request under the Securities Act on Form S-3 or any successor form thereto (an “S-3 Registration”) for public sale in accordance with the method of disposition specified in such request within 30 days of the such Holder’s request therefor and (ii) to cause such S-3 Registration to be declared effective by the SEC as soon as reasonably practicable thereafter.  A Holder shall be entitled, upon not less than 24 hours (given on a business day and effective at the same time on the next business day) prior written notice to the Company in the manner provided below, to sell such Registrable Common Shares as are then registered pursuant to such Registration Statement (each, a “Shelf Takedown”).  The Holder shall be entitled to request that such Shelf Takedowns shall be underwritten offerings.  Each Holder shall also give the Company prompt written notice of the consummation of such Shelf Takedown.  A notice of a proposed Shelf Takedown pursuant to this Section shall be given by e-mail and facsimile transmission to the Company’s chief financial officer, with a copy to designated counsel, as provided in Section 11(a) hereof, and shall be effective when receipt of such notice has been confirmed telephonically.  The Company agrees to waive such 24-hour notice period if at the time such notice is effective, the Prospectus included in the Registration Statement related to the Registrable Common Shares proposed to be sold in the Shelf Takedown does not contain an untrue statement of a material fact and does not omit any material fact necessary to make the statements therein not misleading.

(b)           Priority on Shelf Takedowns.  The Company may include Common Shares other than Registrable Common Shares in a Shelf Takedown on the terms provided below, and, if such Shelf Takedown is an underwritten offering, only with the consent of the managing underwriters of such offering.  If the managing underwriters of the requested Shelf Takedown advise the Company and the Holder(s) participating in such Shelf Takedown that in their opinion the number of Common Shares proposed to be included in any Shelf Takedown (i) exceeds the number of Common Shares which can be sold in such underwritten offering or (ii) would adversely affect the price per share of the Common Shares proposed to be sold in such underwritten offering, the Company shall include in such Shelf Takedown only the number of Common Shares which in the opinion of such managing underwriters can be sold.

(c)           Selection of Underwriters.  If any of the Registrable Common Shares covered by an S-3 Registration are to be sold in an underwritten offering, the underwriters of such offering shall be selected in accordance with Section 2(f) above.

(d)           Other Registration Rights.  The Company shall not, without the consent of the Holders, grant to any Person the right to request the Company to register any Common Shares in an S-3 Registration unless such rights are consistent with the provisions hereof.

5.             Holdback Agreements.

As long as any Holder individually, or the Holders collectively, beneficially own five percent or more of the outstanding Common Shares, the Holders agree not to sell, transfer, hedge the beneficial ownership of (but shall not be required to unwind any existing hedged position) or otherwise dispose of any Common Shares (or other securities of the Company) held by them for a period equal to the lesser of (i) 90 days following the date of a prospectus or prospectus supplement, as applicable, relating to a sale of

Common Shares (or other securities of the Company) in an underwritten offering registered under the Securities Act, or (ii) such shorter period as the managing underwriters of such underwritten offering shall agree.  Such agreement shall be in writing in form satisfactory to the Company and the managing underwriters.  The Company may impose stop-transfer instructions with respect to the Registrable Common Shares (or other securities) subject to the foregoing restriction until the end of said period.  The foregoing restrictions shall not apply to (w) the exercise of the Warrants or any other warrants or stock options to purchase any other securities of the Company (provided that such limitation does not affect limitations on any actions specified in the first sentence of this Section 5 with respect to the Common Shares or other securities issuable upon such exercise), (x) transfers to Affiliates or to the limited partners of any Holder where the transferee agrees to be bound by the terms of this Agreement, (y) the participation in the filing of a registration statement with the SEC, including, without limitation, any S-3 Registration hereunder, or (z) the Registrable Common Shares included in the underwritten offering giving rise to the application of this Section 5.  Notwithstanding the foregoing, the holdback arrangement set forth in this Section 5 shall not apply to sales of Common Shares that are registered on Form S-8 or Form S-4.

6.             Registration Procedures.

(a)           Whenever the Holder(s) requests that any Registrable Common Shares be registered pursuant to this Agreement, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Common Shares in accordance with the intended methods of disposition thereof, and, pursuant thereto, the Company shall as soon as reasonably practicable use its reasonable best efforts to:

(i)            subject to Section 2(a) and Section 4, prepare and file with the SEC a Registration Statement with respect to such Registrable Common Shares and cause such Registration Statement to become effective as soon as reasonably practicable thereafter; and before filing a Registration Statement or Prospectus or any amendments or supplements thereto, furnish to the Holders and the underwriter or underwriters, if any, copies of all such documents proposed to be filed, including documents incorporated by reference in the Prospectus and, if requested by the Holders, the exhibits incorporated by reference, and the Holders shall have the opportunity to object to any information pertaining to the Holders that is contained therein and the Company will make the corrections reasonably requested by the Holders with respect to such information prior to filing any Registration Statement or amendment thereto or any Prospectus or any supplement thereto;

(ii)           prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of not less than (1) 15 business days, in the case of a Demand Registration, or (2) the earlier of 2 years or the Termination Date in the case of an S-3 Registration, and no longer than is necessary to complete the distribution of the Common Shares covered by such Registration Statement and comply with the provisions of the Securities Act with respect to the disposition of all the Common Shares covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

(iii)          furnish to each seller of Registrable Common Shares the Prospectus included in such Registration Statement (including each preliminary Prospectus) and any supplement thereto and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Common Shares owned by such seller;

(iv)          register or qualify such Registrable Common Shares under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Common Shares owned by such seller (provided, that the Company will not be required to (1) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (iv), (2) subject itself to taxation in any such jurisdiction or (3) consent to general service of process in any such jurisdiction);

(v)           notify each seller of such Registrable Common Shares, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Common Shares, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

(vi)          in the case of an underwritten offering on behalf of the Holder(s) pursuant to a Demand Registration, Piggyback Registration or an S-3 Registration, enter into such customary agreements (including underwriting and lock-up agreements in customary form) and take all such other customary actions as the Holder(s) or the managing underwriters of such offering reasonably request in order to expedite or facilitate the disposition of such Registrable Common Shares (including, without limitation, making members of senior management of the Company available to participate in “road-show” and other customary marketing activities (including one-on-one meetings with prospective purchasers of the Registrable Common Shares)) and cause to be delivered to the underwriters opinions of counsel to the Company in customary form, covering such matters as are customarily covered by opinions for an underwritten public offering as the managing underwriters may request and addressed to the underwriters;

(vii)         to the extent not prohibited by applicable law or pre-existing applicable contractual restrictions, (1) make available, for inspection by the Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, (2) cause the Company’s officers and employees to supply all information reasonably requested by the Holders or such underwriter or attorney in connection with such Registration Statement, and (3) make the Company’s independent registered public accounting firm available for any such underwriter’s due diligence;

(viii)        cause all such Registrable Common Shares to be listed on each securities exchange on which securities of the same class issued by the Company are then listed or, if no such similar securities are then listed, on the New York Stock Exchange or a national securities exchange selected by the Company;

(ix)           provide a transfer agent and registrar for all such Registrable Common Shares not later than the effective date of such Registration Statement;

(x)            if requested, cause to be delivered at the time of delivery of any Registrable Common Shares sold pursuant to a Registration Statement, letters from the Company’s independent registered public accounting firm addressed to each selling Holder (unless such selling Holder does not provide to such accountants the appropriate representation letter required by rules governing the accounting profession) and each underwriter, if any, stating that such accountants are independent within the meaning of the Securities Act and the applicable rules and regulations adopted by the SEC thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of independent registered public accounting firms delivered in connection with primary or secondary underwritten public offerings, as the case may be;

(xi)           make generally available to its shareholders a consolidated earnings statement (which need not be audited) for the 12 months beginning after the effective date of a Registration Statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy the requirements of an earnings statement under Section 11(a) of the Securities Act; and

(xii)          promptly notify the Holders and the underwriter or underwriters, if any:

(1)           when the Registration Statement, any pre-effective amendment, the Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

(2)           of the notification to the Company by the SEC of its initiation of any proceeding with respect to the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement; and

(3)           of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Common Shares for sale under the applicable securities or blue sky laws of any jurisdiction.

(b)           The Company represents and warrants that no Registration Statement (including any amendments thereto) shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading, and no Prospectus (including any supplements thereto) shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case, except for any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in reliance on and in conformity with written information furnished to the Company by or on behalf of the Holders specifically for use therein.

(c)           The Company shall make available to the Holders such number of copies of a Prospectus, including a preliminary Prospectus, and all amendments and supplements thereto and such other documents as the Holders may reasonably request in order to facilitate the disposition of the Registrable Common Shares owned by the Holders. The Company will promptly notify the Holders requesting registration for Registrable Common Shares of the effectiveness of each Registration Statement or any post-effective amendment. The Company will promptly respond to any and all comments received from the SEC, with a view towards causing each Registration Statement or any amendment thereto to be declared effective by the SEC as soon as reasonably practicable and shall file an acceleration request as soon as reasonably practicable following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review.

(d)           At all times after the Company has filed a registration statement with the SEC pursuant to the requirements of the Securities Act, the Company shall use its reasonable best efforts to file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and use its reasonable best efforts to take such further action as the Holders may reasonably request, all to the extent required to enable the Holders to be eligible to sell Registrable Common Shares pursuant to Rule 144 (or any similar rule then in effect).

(e)           The Company may require each seller of Registrable Common Shares as to which any registration is being effected to furnish to the Company any other information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

(f)            Each seller of Registrable Common Shares agrees by having its shares treated as Registrable Common Shares hereunder that, upon written notice of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading (a “Suspension Notice”), such seller will forthwith discontinue disposition of Registrable Common Shares for a reasonable length of time not to exceed 60 days until such seller is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as contemplated by Section 6(a)(v) hereof, and, if so directed by the Company, such seller will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such seller’s possession, of the Prospectus covering such Registrable Common Shares current at the time of receipt of such notice; provided, however, that such postponement of sales of Registrable Common Shares by the Holders shall not exceed 150 days in the aggregate in any one year. If the Company shall give any notice to suspend the disposition of Registrable Common Shares pursuant to a Prospectus, the Company shall extend the period of time during which the Company is required to maintain the Registration Statement effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date such seller either is advised by the Company that the use of the Prospectus may be resumed or receives the copies of the supplemented or amended Prospectus contemplated by Section 6(a)(v) (a “Blackout Period”). In any event, the Company shall not be entitled to deliver more than one Suspension Notice in any one year.

7.             Registration Expenses.

(a)           All fees and expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, listing application fees, printing expenses, transfer agent’s and registrar’s fees, cost of distributing Prospectuses in preliminary and final forms as well as any supplements thereto, fees and disbursements of counsel for the Company and all independent registered public accounting firms and other Persons retained by the Company, and fees and expenses of counsel for the Holders that are including Registrable Common Shares each offering conducted pursuant to this Agreement (all such expenses being herein called “Registration Expenses”) (but, not including any underwriting discounts or commissions attributable to the sale of Registrable Common Shares or fees and expenses of counsel representing the Holders), shall be borne by the Company. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which they are to be listed.

(b)           The obligation of the Company to bear the expenses described in Section 7(a) shall apply irrespective of whether a registration, once properly demanded, if applicable, becomes effective, is withdrawn or suspended, is converted to another form of registration and irrespective of when any of the foregoing shall occur; provided, however, that Registration Expenses for any Registration Statement withdrawn solely at the request of the Holders (unless withdrawn following postponement of filing by the Company in accordance with Section 2(e) or Section 3(a)) or any supplements or amendments to a Registration Statement or Prospectus resulting from a misstatement furnished to the Company by the Holders shall be borne by such Holders.  If any Registration Statement is withdrawn (unless such withdrawal is solely at the request of the Holders), the Company shall reimburse the Holders for their reasonable legal fees and related disbursements in connection with such withdrawn Registration Statement.

8.             Indemnification.

(a)           The Company shall indemnify and hold harmless, to the fullest extent permitted by law, the Holders and each Person who controls the Holders (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statement or alleged untrue statement of material fact contained in any Registration Statement, Prospectus, free writing prospectus (as defined in Rule 405 promulgated under the Securities Act) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are made in reliance and in conformity with information furnished in writing to the Company by a Holder expressly for use therein or caused by a Holder’s failure to deliver to the Holder’s immediate purchaser a copy of the Registration Statement, Prospectus, free writing prospectus (as defined in Rule 405 promulgated under the Securities Act) or any amendments or supplements thereto (if the same was required by applicable law to be so delivered) after the Company has furnished the Holders with a sufficient number of copies of the same prior to any written confirmation of the sale of Registrable Common Shares.  In connection with an underwritten offering, the Company shall indemnify and hold harmless such underwriters and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders.

(b)           In connection with any Registration Statement in which a Holder is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus or free writing prospectus (as defined in Rule 405 promulgated under the Securities Act) and, shall indemnify and hold harmless, to the fullest extent permitted by law, the Company, its officers, directors and each Person who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statement or alleged untrue statement of material fact contained in the Registration Statement, Prospectus, free writing prospectus (as defined in Rule 405 promulgated under the Securities Act) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that the same are made in reliance and in conformity with information furnished in writing to the Company by such Holder expressly for use therein or caused by such Holder’s failure to deliver to such Holder’s immediate purchaser a copy of the Registration Statement, Prospectus, free writing prospectus (as defined in Rule 405 promulgated under the Securities Act) or any amendments or supplements thereto (if the same was required by applicable law to be so delivered) after the Company has furnished such Holder with a sufficient number of copies of the same prior to any written confirmation of the sale of Registrable Common Shares; provided, however, that the liability of a Holder shall be in proportion to and limited to the net amount received by such Holder from the sale of Registrable Common Shares pursuant to such Registration Statement.

(c)           Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld).  An indemnifying party who is entitled to, and elects to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party which are in addition to or may conflict with those available to another indemnified party with respect to such claim. Failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder.

(d)           The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

9.             Participation in Underwritten Registrations.

No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

10.          Rule 144.

The Company shall use its reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and use its reasonable best efforts to take such further action as the Holders may reasonably request to make available adequate current public information with respect to the Company meeting the current public information requirements of Rule 144(c) under the Securities Act, to the extent required to enable the Holders to sell Registrable Common Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC.  Upon the request of a Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such information and requirements.

11.          Miscellaneous.

(a)           Notices.  Except as otherwise provided herein, all notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be hand delivered or sent postage prepaid by a nationally recognized overnight courier service (with tracking capability) or by facsimile transmission (with immediate telephone confirmation thereafter) as follows:

If to the Company:

Americold Realty Trust
10 Glenlake Parkway
South Tower, Suite 800
Atlanta, GA 30328
Attn: Ronald B. Hutchison

If to an Investor:
c/o The Yucaipa Companies, LLC
9130 W. Sunset Boulevard
Los Angeles, California 90069
Attention:  Robert P. Bermingham

with a copy (which shall not constitute notice) to:

Munger, Tolles & Olson LLP
355 South Grand Avenue
35th Floor
Los Angeles, California 90071
Attention: Robert B. Knauss
Fax: (213) 683-9137

or at such other address as such party each may specify by written notice to the others, and, except as otherwise provided herein, each such notice, request, consent and other communication shall for all purposes of the Agreement be treated as being effective or having been given when delivered personally, upon receipt of facsimile confirmation if transmitted by facsimile, or, if sent by a nationally recognized overnight courier service (with tracking capability), upon its receipt.

(b)           No Waivers.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(c)           Expenses.  Except as otherwise provided for herein or otherwise agreed to in writing by the parties, all costs and expenses incurred in connection with the preparation of this Agreement shall be paid by the Company.

(d)           Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, it being understood that subsequent holders of the Registrable Common Shares are intended third party beneficiaries hereof.

(e)           Governing Law.  The internal laws of the State of New York shall govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

(f)            Jurisdiction.  Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby must be brought in any federal or state court located in New York County, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 11(a) shall be deemed effective service of process on such party.

(g)           Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(h)           Counterparts; Effectiveness.  This Agreement may be executed in any number of counterparts (including by facsimile or by e-mail in portable document format (.PDF)) and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

(i)            Entire Agreement.  This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof.

(j)            Captions.  The headings and other captions in this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any provision of this Agreement.

(k)           Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(l)            Amendments.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the prior written consent of the Company and the Investors.

(m)          Equitable Relief.  The parties hereto agree that legal remedies would be inadequate to enforce the provisions of this Agreement against the Company and that, in the event of a breach of this Agreement by the Company, the Investors shall be permitted to enforce the provisions of this Agreement against the Company by means of equitable relief, including specific performance and injunctive relief.

(n)           Construction.  The parties hereto acknowledge that each party and its counsel have participated in the negotiation and preparation of this Agreement.  This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing this Agreement to be drafted.  Every covenant, term and provision of this Agreement shall be construed according to its fair meaning and not strictly for or against any party hereto.

[Signature pages follow.]

IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed by each of the parties hereto as of the date first written above.

AMERICOLD REALTY TRUST

By:
Name:
Title:

[Investor signatures on following pages.]

INVESTORS:

YUCAIPA CORPORATE INITIATIVES FUND I, L.

By: Yucaipa Corporate Initiatives Fund I, LLC
Its: General Partner

By:
	Name:	Robert P. Bermingham
	Title:	Vice President

YUCAIPA AMERICAN ALLIANCE FUND I, LP

By: Yucaipa American Alliance Fund I, LLC
Its: General Partner

By:
	Name:	Robert P. Bermingham
	Title:	Vice President

YUCAIPA AMERICAN ALLIANCE (PARALLEL) FUND I, LP

By: Yucaipa American Alliance Fund I, LLC
Its: General Partner

By:
	Name:	Robert P. Bermingham
	Title:	Vice President

[Signatures continue on following page.]

YUCAIPA AMERICAN ALLIANCE FUND II, L.P.

By: Yucaipa American Alliance Fund II, LLC
Its: General Partner

By:
	Name:	Robert P. Bermingham
	Title:	Vice President

YUCAIPA AMERICAN ALLIANCE (PARALLEL) FUND II, L.P.

By: Yucaipa American Alliance Fund II, LLC
Its: General Partner

By:
	Name:	Robert P. Bermingham
	Title:	Vice President